UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2011

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2011

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

For the last 10 years, Marketocracy has operated a farm system for investment analysts that has provided me a tremendous pool of talent to draw upon. I knew from the start that it would take time to identify the talented investors I wanted to help run the fund. But I was confident that over time, the cream would rise to the top, and talented investors would become easier to identify by their long-term track records.

This, in fact, has happened. When I look at the track records of the people on my research team, I am confident that we have several who may be the next Warren Buffett. But, even Warren Buffett, one of the greatest investors of our time, has had periods where he did not perform.

When to use a great investor and when to replace him, are not easy questions. About a year ago, I sought out assistance from the people at Noload FundX. For the past 30 years, Noload FundX has published a newsletter that details a strategy they call Upgrading that strives to use mutual fund managers when they are performing well, and replace them when they are not. The strategy has worked so well that the Hulbert Financial Digest has placed Noload FundX on its honor roll for the last 20 years and 10 years. Late last year, I asked Noload FundX to apply their Upgrading strategy to 7 years of Marketocracy data to assist me in selecting the current and future analysts.

In the first quarter of 2011, the Fund outperformed with an aggressive posture of being almost fully invested with little inverse ETFs to protect us if the market fell. At the start of the second quarter, this aggressive posture hurt our performance as the market became volatile. Although the Fund underperformed in the second quarter, the Upgrading strategy has replaced the aggressive analysts with more cautious ones which has resulted in a more defensive posture – more cash and a significant hedge through several inverse ETFs.

Our experience with Noload FundX over the past 6 months is consistent with results of their original analysis of Marketocracy’s historical data. I do not expect Noload FundX to call the markets tops or bottoms. Instead, Upgrading succeeds by responding in a consistent way to a constantly changing market to capture the lion’s share of a market move that occurs between the tops and bottoms over several quarters. However, when the market changes direction, as in the 2nd quarter, Upgrading is likely to result in the Fund lagging the market for a quarter. However, if the current weak and volatile market continues, the Fund is now well positioned to perform.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.29% (including 1.95% paid to the adviser, and 0.34% for acquired fund fees and expenses) as of October 28, 2010.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Performance Summary

	CUMULATIVE				ANNUALIZED
As of 6/30/11	1 YEAR	3 YEAR	5 YEAR	INCEPT*	1 YEAR	3 YEAR	5 YEAR	INCEPT*
MASTERS 100 FUND	27.12%	-20.66%	-7.37%	45.79%	27.12%	-7.42%	-1.52%	3.98%
MARKET INDICES
DJIA	30.37%	19.41%	27.42%	66.83%	30.37%	6.09%	4.97%	5.45%
S&P 500	30.69%	10.35%	15.61%	44.49%	30.69%	3.34%	2.94%	3.89%
NASDAQ	32.87%	24.68%	33.67%	54.57%	32.87%	7.63%	5.97%	4.61%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.29% (including 1.95% paid to the adviser, and 0.34% for acquired fund fees and expenses) as of October 28, 2010.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

MASTERS 100 FUND

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  August 29, 2011

Fund Holdings by Sector*

*	Percent of total net assets.
**	Net of cash equivalents and other assets in excess of liabilities.

Growth of $10,000

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)
As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended June 30, 2011
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2011 to
	January 1, 2011	June 30, 2011	June 30, 2011
Actual	$1,000.00	$1,271.20	$10.19
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.82	$ 9.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.81%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MASTERS 100 FUND

Financial Statements as of
June 30, 2011

•Portfolio of Investments
•Statement of Assets and Liabilities
•Statement of Operations
•Statements of Changes in Net Assets
•Financial Highlights
•Notes to the Financial Statements
•Report of Independent Registered
 Public Accounting Firm
•     Trustees & Officers

Portfolio of Investments
June 30, 2011
		Shares	Market Value
COMMON STOCKS - 86.8%			$11,419,310
(Cost $11,010,696)

ACCOMMODATION & FOOD SERVICES - 0.4%			54,978
RUTH	RUTH’S HOSPITALITY GROUP, INC.*	9,800	54,978

ADMINISTRATIVE SUPPORT - 0.2%			25,848
CTRP	CTRIP.COM INTERNATIONAL LTD. - ADR*	600	25,848

ARTS, ENTERTAINMENT & RECREATION - 1.3%			171,627
BYD	BOYD GAMING CORP.*	9,600	83,520
FLL	FULL HOUSE RESORTS, INC.*	27,794	88,107

CONSTRUCTION - 0.2%			28,344
BMY	BROOKFIELD ASSET MANAGEMENT, INC.	400	13,268
KBR	KBR, INC.	400	15,076

EDUCATIONAL SERVICES - 0.3%			38,332
CAST	CHINACAST EDUCATION CORP.*	7,400	38,332

FINANCE & INSURANCE - 4.5%			588,908
SATS	ECHOSTAR CORP.*	600	21,858
HUM	HUMANA, INC.*	800	64,432
MA	MASTERCARD, INC.	1,400	421,876
NTES	NEWCASTLE INVESTMENT CORP.*	5,200	30,056
TELOZ	TEL OFFSHORE TRUST*	90	130
V	VISA, INC.	600	50,556

HEALTH CARE & SOCIAL ASSISTANCE - 1.8%			240,303
AVCA	ADVOCAT, INC.	18,400	126,224
CNU	CONTINUCARE CORP.*	4,000	24,720
FVE	FIVE STAR QUALITY CARE, INC.*	6,500	37,765
MFW	MAGELLAN HEALTH SERVICES, INC.*	400	21,896
MDF	METROPOLITAN HEALTH NETWORKS, INC.*	6,200	29,698

INFORMATION - 7.5%			980,576
ANSS	ANSYS, INC.*	600	32,802
BIDU	BAIDU, INC. - ADR*	1,000	140,130
CHL	CHINA MOBILE LTD. - ADR	1,600	74,848
CTEL	CITY TELECOM HK LTD. - ADR	6,700	78,323
CCOI	COGENT COMMUNICATIONS GROUP, INC.*	5,700	96,957
ELNK	EARTHLINK, INC.	7,400	56,943
EEI	ECOLOGY & ENVIRONMENT, INC.	4,000	68,600
HTCO	HICKORY TECH CORP.	6,400	76,032
IRDM	IRIDIUM COMMUNICATIONS, INC.*	2,600	22,490
NTES	NETEASE.COM, INC. - ADR*	600	27,054
NIHD	NII HOLDINGS, INC.*	1,400	59,332
PAET	PAETEC HOLDING CORP.*	15,300	73,287

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

SINA	SINA CORP.*	400	41,640
SIRI	SIRIUS XM RADIO, INC.*	32,400	70,956
VIV	TELECOMUNICACOES DE SAO PAULO S A - ADR	2,060	61,182

MANUFACTURING - 37.9%			4,985,169
AVCA	AK STEEL HOLDING CORP.	2,400	37,824
APFC	AMERICAN PACIFIC CORP.*	28,875	231,577
APEMY	APERAM - ADR	60	1,938
AAPL	APPLE, INC.*	200	67,134
ARIA	ARIAD PHARMACEUTICALS, INC.*	6,400	72,512
BHI	BAKER HUGHES, INC.	400	29,024
BAYRY	BAYER A G - ADR	400	32,224
BMY	BRISTOL-MYERS SQUIBB CO.	2,800	81,088
CAT	CATERPILLAR, INC.	200	21,292
SQM	CHEMICAL & MINING CO. OF CHILE, INC.	400	25,888
CVX	CHEVRON CORP.	400	41,136
SNP	CHINA PETROLEUM & CHEMICAL CORP. - ADR	200	20,288
CBD	COMPANHIA DE BEBIDAS DAS AMERICAS - ADR	1,000	33,730
COP	CONOCOPHILLIPS	400	30,076
CRTX	CORNERSTONE THERAPEUTICS, INC.*	5,700	51,072
CVI	CVR ENERGY, INC.*	11,200	275,744
DF	DEAN FOODS CO.*	4,800	58,896
DECK	DECKERS OUTDOOR CORP.*	200	17,628
DEPO	DEPOMED, INC.*	14,887	121,776
DSCI	DERMA SCIENCES, INC.*	2,600	24,128
EMAN	EMAGIN CORP.*	5,300	32,171
EXXI	ESTEE LAUDER COMPANIES, INC.	200	21,038
XIDE	EXIDE TECHNOLOGIES*	7,200	55,008
XOM	EXXON MOBIL CORP.	3,200	260,416
EZCH	EZCHIP SEMICONDUCTOR LTD.*	1,200	44,364
FTK	FLOTEK INDUSTRIES, INC.*	2,800	23,856
FTK	FOMENTO ECONOMICO MEXICANO S A - ADR	600	39,894
FMX	FOREST LABORATORIES, INC.*	600	23,604
FOSL	FOSSIL, INC.*	200	23,544
GY	GENCORP, INC.*	2,200	14,124
GES	GUESS, INC.	400	16,824
HANS	HANSEN NATURAL CORP.*	1,000	80,950
HTCO	HI-TECH PHARMACAL CO., INC.*	1,400	40,502
HOC	HOLLY CORP.	400	27,760
IMGN	IMMUNOGEN, INC.*	4,800	58,512
INHX	INHIBITEX, INC.*	6,000	23,520
INTC	INTEL CORP.	600	13,296
IRF	INTERNATIONAL RECTIFIER CORP.*	2,000	55,940
IXYS	IXYS CORP.*	7,000	104,860
JNJ	JOHNSON & JOHNSON	400	26,608
KOPN	KOPIN CORP.*	8,100	38,151
KVHI	KVH INDUSTRIES, INC.*	4,600	48,898
LSCC	LATTICE SEMICONDUCTOR CORP.*	3,000	19,560
LUFK	LUFKIN INDUSTRIES, INC.	400	34,420
LDL	LYDALL, INC.*	14,700	175,812
MFW	M & F WORLDWIDE CORP.*	4,600	118,864
MTW	MANITOWOC, INC.	1,000	16,840
MRVL	MARVELL TECHNOLOGY GROUP LTD.*	1,200	17,718

The accompanying notes are an integral part of these financial statements.

MTRN	MATERION CORP.*	2,500	92,425
MDCO	MEDICINES CO.*	1,200	19,812
MFRI	MFRI, INC.*	2,000	15,980
MCHP	MICROCHIP TECHNOLOGY, INC.	1,000	37,910
MVIS	MICROVISION, INC.*	22,300	27,206
MYGN	MYRIAD GENETICS, INC.*	5,600	127,176
NKTR	NEKTAR THERAPEUTICS*	14,000	101,780
NSRGY	NESTLE S A - ADR	1,600	99,808
NEWP	NEWPORT CORP.*	5,600	101,752
NRTLQ	NORTEL NETWORKS CORP.*	12	1
NVO	NOVO-NORDISK A S - ADR	3,000	375,840
PEP	PEPSICO, INC.	1,600	112,688
PPHM	PEREGRINE PHARMACEUTICALS, INC.*	27,045	50,304
PRAN	PRANA BIOTECHNOLOGY LTD. - ADR*	15,400	29,414
PLX	PROTALIX BIOTHERAPEUTICS, INC.*	2,400	15,024
RMTI	ROCKWELL MEDICAL TECHNOLOGIES, INC.*	1,400	17,976
RDS/A	ROYAL DUTCH SHELL PLC - ADR	400	28,452
SODA	SODASTREAM INTERNATIONAL LTD.*	400	24,324
STM	STMICROELECTRONICS N V - ADR	7,400	73,704
TSO	TESORO CORP.*	8,800	201,608
USHS	U.S. HOME SYSTEMS, INC.*	6,400	32,128
VLO	VALERO ENERGY CORP.	14,800	378,436
VVUS	VIVUS, INC.*	32,000	260,480
VVUS	WESTERN REFINING, INC.*	1,600	28,912

MINING - 18.8%			2,474,009
AKS	AKZO NOBEL N V - ADR	600	37,968
APC	ANADARKO PETROLEUM CORP.	200	15,352
APA	APACHE CORP.	400	49,356
BAA	BANRO CORP.*	12,200	46,482
ABX	BARRICK GOLD CORP.	400	18,116
BRY	BERRY PETROLEUM CO.	600	31,878
COG	CABOT OIL & GAS CORP.	200	13,262
CNQ	CANADIAN NATURAL RESOURCES LTD.	1,400	58,604
CVE	CENOVUS ENERGY, INC.	1,000	37,660
CHK	CHESAPEAKE ENERGY CORP.	1,400	41,566
NEP	CHINA NORTH EAST PETROLEUM HOLDING LTD.*	15,800	51,350
CLF	CLIFFS NATURAL RESOURCES, INC.	600	55,470
BVN	COMPANIA DE MINAS BUENAVENTURA S A - ADR	400	15,192
EC	ECOPETROL S A - ADR	600	26,406
END	ENDEAVOUR INTERNATIONAL CORP.*	9,200	138,644
EXXI	ENERGY XXI (BERMUDA) LTD.*	1,000	33,220
FCX	FREEPORT-MCMORAN COPPER & GOLD, INC.	3,000	158,700
GG	GOLDCORP, INC.	600	28,962
GPOR	GULFPORT ENERGY CORP.*	600	17,814
HAL	HALLIBURTON CO.	600	30,600
HNR	HARVEST NATURAL RESOURCES, INC.*	1,600	17,648
ZINC	HORSEHEAD HOLDING CORP.*	1,600	21,312
IFNY	INFINITY ENERGY RESOURCES, INC.*	36,700	67,161
KGC	KINROSS GOLD CORP.	1,200	18,960
LUNMF	LUNDIN MINING CORP.*	7,900	60,435
MRO	MARATHON OIL CORP.	600	31,608
NXG	NORTHGATE MINERALS CORP.*	129,800	337,480

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

OXY	OCCIDENTAL PETROLEUM CORP.	2,400	249,696
PAAS	PAN AMERICAN SILVER CORP.	1,800	55,602
HK	PETROHAWK ENERGY CORP.*	600	14,802
HK	PETROLEO BRASILEIRO S A - ADR	1,200	40,632
PXP	PLAINS EXPLORATION & PRODUCTIION CO.*	600	22,872
POT	POTASH CORP. - ADR	2,200	125,378
RRC	RANGE RESOURCES CORP.	400	22,200
RIO	RIO TINTO PLC - ADR	200	14,464
SSL	SASOL LTD. - ADR	400	21,156
SLB	SCHLUMBERGER LTD.	400	34,560
SLW	SILVER WHEATON CORP.	600	19,800
SCCO	SOUTHERN COPPER CORP.	900	29,583
SGY	STONE ENERGY CORP.*	4,200	127,638
SU	SUNCOR ENERGY, INC.	600	23,460
TGB	TASEKO MINES LTD.*	9,400	46,624
TCK	TECK RESOURCES LTD.	800	40,592
TC	THOMPSON CREEK METALS CO., INC.*	3,000	29,940
EGY	VAALCO ENERGY, INC.*	7,500	45,150
VALE	VALE S A - ADR	800	25,560
WNR	YANZHOU COAL MINING CO LTD. - ADR	600	23,094

REAL ESTATE RENTAL & LEASING - 1.3%			175,467
AVB	AVALONBAY COMMUNITIES, INC.	3	385
GGP	GENERAL GROWTH PROPERTIES, INC.	2,000	33,380
GOV	GOVERNMENT PROPERTIES INCOME TRUST	600	16,212
HME	HOME PROPERTIES, INC.	400	24,352
HHC	HOWARD HUGHES CORP.*	200	13,008
LXP	LEXINGTON REALTY TRUST	2,000	18,260
MAA	MID-AMERICA APARTMENT COMMUNITIES, INC.	200	13,494
NNN	NATIONAL RETAIL PROPERTIES, INC.	600	14,706
PVR	PENN VIRGINIA RESOURCE PARTNERS LP	1,000	26,940
UDR	UDR, INC.	600	14,730

RETAIL TRADE - 1.9%			246,034
CENT	CENTRAL GARDEN & PET CO.*	7,300	75,774
CBD	COMPANHIA BRASILEIRA DE DISTRIBUCAO - ADR	2,800	131,460
SOHU	SOHU.COM, INC.*	400	28,908
GLD	SPECTRUM GROUP INTERNATIONAL, INC.*	3,411	9,892

TRANSPORTATION & WAREHOUSING - 7.0%			913,146
PAC	GRUPO AEROPORTUARIO DEL
	PACIFICO S A B DE C V - ADR	4,100	167,936
ASR	GRUPO AEROPORTUARIO DEL
	SURESTE S A DE C V - ADR	3,500	206,290
ASR	GUANGSHEN RAILWAY LTD. - ADR	12,800	268,800
IXYS	JB HUNT TRANSPORT SERVICES, INC.	400	18,836
KSU	KANSAS CITY SOUTHERN*	2,800	166,124
NMM	NAVIOS MARITIME PARTNERS LP	1,600	29,408
CKH	SEACOR HOLDINGS, INC.	200	19,992
SSW	SEASPAN CORP.	1,000	14,610
SFL	SHIP FINANCE INTERNATIONAL LTD.	15	270
UNP	UNION PACIFIC CORP.	200	20,880

The accompanying notes are an integral part of these financial statements.

UTILITIES - 2.3%			307,008
DPL	DPL, INC.	600	18,096
DUK	DUKE ENERGY CORP.	6,000	112,980
ETP	ENERGY TRANSFER PARTNERS LP	3,600	175,932

WHOLESALE TRADE - 1.4%			189,561
DXPE	DXP ENTERPRISES, INC.*	4,300	109,005
KAMN	KAMAN CORP.	800	28,376
LKQX	LKQ CORP.*	2,000	52,180

WARRANTS - 0.0%			14
(Cost $1)
KKDOW	KRISPY KREME DOUGHNUTS, INC.* -
Expiration 3/2/2012 at $12.21		18	14

INVESTMENT COMPANIES - 2.9%			378,112
(Cost $394,802)
ERY	DIREXION DAILY ENERGY BEAR 3X SHARES*	1,800	26,244
BGZ	DIREXION DAILY LARGE CAP BEAR 3X SHARES*	4,600	158,976
GDXJ	MARKET VECTORS JUNIOR GOLD MINERS ETF	600	20,688
DBC	POWERSHARES DB COMMODITY INDEX TRACKING*	600	17,376
QID	PROSHARES ULTRASHORT QQQ*	2,000	100,840
SDS	PROSHARES ULTRASHORT S&P500*	1,200	24,792
GLD	SPDR GOLD TRUST*	200	29,196

CASH EQUIVALENTS - 10.1%			1,331,428
(Cost $1,331,428)
HIGHMARK 100% US TREASURY
MONEY MARKET FUND, 0.00%(1)		665,714	665,714
HIGHMARK DIVERSIFIED MONEY
MARKET FUND, 0.02%(1)		665,714	665,714

TOTAL INVESTMENT SECURITIES - 99.8%			13,128,864
(Cost $12,736,927)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%			24,872
NET ASSETS - 100.0%			$13,153,736

ADR - American Depository Receipt.
*	Non-income producing security.
(1)	Seven-day yield as of June 30, 2011.

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

Statement of Assets and Liabilities
June 30, 2011

ASSETS
Investment securities:
At acquisition cost	$12,736,927
At market value (Note 2)	$13,128,864
Cash	$21
Interest and dividends receivable	6,810
Receivable for portfolio investments sold	625,225
Receivable for capital shares sold	2,000
TOTAL ASSETS	13,762,920

LIABILITIES
Payable for portfolio investments purchased	563,484
Payable for capital shares redeemed	26,810
Accrued investment advisory fee	16,580
Accrued administrative fee	2,128
Other payables	182
TOTAL LIABILITIES	609,184

NET ASSETS	$13,153,736

Net assets consist of:
Paid in capital	$21,205,522
Accumulated net investment income	419,212
Accumulated net realized loss from security transactions	(8,862,935)
Net unrealized appreciation of investments	391,937
Net assets	$13,153,736

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	1,302,020

Net asset value, offering price and redemption
price per share (Note 2)	$10.10

The accompanying notes are an integral part of these financial statements.

Statement Of Operations
Year Ended June 30, 2011

INVESTMENT INCOME
Dividends (net of withholding tax $6,563)	$147,734
Interest	194
TOTAL INVESTMENT INCOME	147,928

EXPENSES
Investment advisory fees (Note 4)	211,505
Administrative fees (Note 4)	43,318
TOTAL EXPENSES	254,823

NET INVESTMENT LOSS	(106,895)

REALIZED AND UNREALIZED GAINS ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	2,751,141
Capital gain distributions from other investment companies	1,394
Net change in unrealized appreciation of
investments and foreign currency	694,887

NET REALIZED AND UNREALIZED GAINS ON
INVESTMENTS AND FOREIGN CURRENCY	3,447,422

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,340,527

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/11	6/30/10
FROM OPERATIONS:
Net investment loss	$(106,895)	$(136,420)
Net realized gain from investments
sold and foreign currency	2,751,141	788,816
Net increase from payments by affiliates	—	617
Capital gain distributions from
other investment companies	1,394	1,323
Net change in unrealized appreciation
on investments	694,887	314,338
Net increase in net assets
resulting from operations	3,340,527	968,674

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,592)	(142,859)
Decrease in net assets from
distributions to shareholders	(24,592)	(142,859)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	328,294	2,423,338
Net asset value of shares issued to
shareholders in reinvestment of distributions	24,207	140,757
Payments of shares redeemed	(5,964,253)	(5,615,276)
Net decrease in net assets
from capital share transactions	(5,611,752)	(3,051,181)

TOTAL DECREASE IN NET ASSETS	(2,295,817)	(2,225,366)

NET ASSETS:
Beginning of year	15,449,553	17,674,919
End of year	$13,153,736	$15,449,553
Undistributed Net Investment Income (Loss)	$419,212	$(29,615)

Capital Share Activity
Shares sold	35,672	281,636
Shares issued in reinvestment
of distributions to shareholders	2,628	16,160
Shares redeemed	(677,128)	(650,809)
Net decrease in shares outstanding	(638,828)	(353,013)
Shares outstanding, beginning of year	1,940,848	2,293,861
Shares outstanding, end of year	1,302,020	1,940,848

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11	6/30/10	6/30/09	6/30/08	6/30/07
Net asset value at
beginning of year	$7.96	$7.71	$13.56	$16.50	$13.48

Income from
Investment Operations:
Net investment income (loss)	(0.09)*	(0.07)	0.13	(0.02)	(0.10)
Net realized and unrealized
gain (loss) on investments	2.25	0.39	(5.66)	(0.75)	3.12
Total from
investment operations	2.16	0.32	(5.53)	(0.77)	3.02

Less distributions from:
Net Investment Income	(0.02)	(0.07)	—	—	—
Realized gains	—	—	(0.32)	(2.17)	—
Total distributions	(0.02)	(0.07)	(0.32)	(2.17)	—

Payments by affiliates	—	— (a)	—	—	—

Net asset value at
end of year	$10.10	$7.96	$7.71	$13.56	$16.50

Total Return	27.12%	4.02%	(39.99)%	(4.62)%	22.40%

Net assets at end
of year (millions)	$13.2	$15.4	$17.7	$35.1	$44.3

Ratio of expenses
to average net assets:	1.81%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	(0.76)%	(0.74)%	1.45	(0.13)%	(0.64)%
Portfolio turnover rate	472%	302%	248%	116%	134%

(a)	Less than $0.01 per share.
*	Calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2011

1.	Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and
(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.   At June 30, 2011, the Fund held securities of 190 different issuers in all 15 sectors represented by the North American Industry Classification System (“NAICS”). Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of June 30, 2011 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Funds have adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require each fund to classify its securities based on valuation method, using the following levels:

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

MASTERS 100 FUND

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011:

	Level 1	Level 2	Level 3
Common Stock^	$11,419,310	$—	$—
Warrants	14	—	—
Investment Companies	378,112	—	—
Short-Term Investments	1,331,428	—	—
Total Investments in Securities	$13,128,864	$—	$—

^	See Portfolio of Investments for industry breakouts.

There were no significant transfers between levels 1 and 2 during the year.

Recent Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Regulated Investment Company Modernization Act
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2011, the Fund has estimated capital loss carryforwards of $8,700,676 of which $2,187,132 expires in 2017, and $6,513,544 expires in 2018.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2008-2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and California State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.  For the year ended June 30, 2011, the Fund decreased paid-in-capital by $361, increased accumulated net realized losses by $579,953 and increased accumulated net investment income by $580,314.

MASTERS 100 FUND

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

3.	Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2010 are summarized below:

Purchases	$61,412,155
Sales	$66,182,406

There were no purchases or sales of long-term U.S. Government securities.

4.	Investment Advisory and Administration
Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2011, the Fund incurred $211,505 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2011, the Fund incurred administration fees of $43,318.

Effective December 1, 2010 and continuing through June 30, 2011, the Fund’s Administrator, Marketocracy Capital Management LLC, has agreed to lower the Fund’s administration fee from 0.45% to 0.20% of the Fund’s average daily net assets.  As of July 1, 2011, the Fund’s administration fee will revert to 0.45% of the Fund’s average daily net assets.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

On December 2, 2010, a net investment income distribution of $0.02 per share was declared for the Fund.  A net investment income distribution of $0.07 per share was paid in the fiscal year ended June 30, 2010.

The tax character of the distributions paid for the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

	June 30, 2011	June 30, 2010
Distributions paid from:
Net Investment Income	$24,592	$142,859
	$24,592	$142,859

At June 30, 2011, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$608,284
Unrealized depreciation	(382,593)
Net unrealized appreciation on investments	$225,691

At June 30, 2011 the cost of investments for federal income tax purposes was $12,903,173.

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$423,199
Capital loss carryforward (Note 2)	(8,700,676)
Unrealized appreciation	225,691
$(8,051,786)

The difference between book and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies and expiration of capital loss carryforwards.

MASTERS 100 FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2011

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served

Ashley E. Boren	50	Trustee since August 2004
P. O. Box 23791
San Jose, CA 95153

Thomas M. Shannon	58	Chairman of the Board since 2011
P. O. Box 23791
San Jose, CA 95153

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served

Kendrick W. Kam	51	Trustee, President and Treasurer since
P. O. Box 23791		December 1999
San Jose, CA 95153

Peter Chappy	35	Secretary since August 2009
615 East Michigan Street
Milwaukee, WI 53202

MASTERS 100 FUND
Independent Trustees

	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee

Executive Director, Sustainable	1	Robert and Patricia Switzer
Conservation, a non-profit		Foundation (2002 - Present)
environmental organization
(1997 - Present)

President, Enshallah Inc., a real estate	1	None
development and brokerage firm
(1996 - Present)

Interested Trustees and Officers

	Number of portfolios
Principal Occupation during the Past Five Years	overseen by Trustee	Other Trusteeship/ Directorship held by Trustee

President, Marketocracy, Inc.	1	None
(1999-present), President and
Vice President, Marketocracy
Capital Management LLC (2000
to present), Ingenuity Capital
Management LLC (July 1999 to 2004)

Compliance Officer, U.S.	N/A	N/A
Bancorp Fund Services, LLC
(2008 – Present)

Privacy Policy
Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

This page is not a part of the Annual Report.

MASTERS 100 FUND

(This Page Intentionally Left Blank.)

Federal Tax Information (Unaudited)
For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2011, was 100%.

Availability of Quarterly Portfolio Schedule (Unaudited)
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)
Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)
Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2011	FYE 6/30/2010
Audit Fees	$19,800	$18,000
Audit-Related Fees	-	-
Tax Fees	$3,700	$4,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2011	FYE 6/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2011	FYE 6/30/2010
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Masters 100 Fund

By (Signature and Title)*/s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date   8/31/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date   8/31/11

* Print the name and title of each signing officer under his or her signature.